Exhibit 10.12a

CONFIDENTIAL TREATMENT REQUESTED

Certain portions of this document have been omitted pursuant to a request for Confidential Treatment and, where applicable, have been marked with “[***]” to indicate where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 1 TO LOAN AGREEMENT

THIS AMENDMENT NO. 1 TO LOAN AGREEMENT (this “Amendment”), dated as of December 6, 2013 (the “Amendment Effective Date”), is by and among AU SOLAR 1, LLC, a Delaware limited liability company (the “Borrower”), the Lenders party hereto, CREDIT SUISSE SECURITIES (USA) LLC, ING CAPITAL LLC and RABOBANK N.A., as joint lead arrangers (the “Joint Lead Arrangers”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent (in such capacity, the “Administrative Agent”) and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as the collateral agent for the Secured Parties (the “Collateral Agent” and together with the Borrower, the Joint Lead Arrangers and the Administrative Agent, the “Parties”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement.

W I T N E S S E T H

WHEREAS, the Borrower, certain banks and financial institutions from time to time party thereto as lenders (the “Lenders”), the Administrative Agent, the Collateral Agent and the Joint Lead Arrangers, are parties to that certain Loan Agreement dated as of June 7, 2013 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Loan Agreement”) pursuant to which Lenders make loans to Borrower to monetize the future Periodic Rent, certain Customer Payments and certain other payments to be received by Borrower under the Master Lease and Customer Agreements, respectively, with respect to certain Projects, on the terms, and subject to the condition set forth in the Loan Agreement;

WHEREAS, Borrower have requested that the Majority Lenders and each Joint Lead Arranger that is also a Lender, as applicable, amend the Loan Agreement to, among other things, (i) extend the Availability Period to parallel the extension of the date Projects must be Placed-In-Service under the Master Lease, (ii) to increase the Incremental Loan Commitment, (iii) make certain modifications related to the Amendment No. 2 of the Master Lease, dated as of [***], and (iv) make modifications to allow the distribution of Excess Cash Flow on a Scheduled Payment Date, subject to certain conditions; and

WHEREAS, the Majority Lenders and each Joint Lead Arranger that is also a Lender, as applicable, are willing to make such amendments to the Loan Agreement, in accordance with and subject to the terms and conditions set forth herein.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.

AMENDMENTS TO LOAN AGREEMENT

Section 1.01 Amendment to Section 1.1. Section 1.1 of the Loan Agreement is hereby amended as follows:

(a)	The definition of “Availability Period” is hereby amended and restated in its entirety to read as follows:

“‘Availability Period’ means a period commencing on the Closing Date and ending on the earlier of (A) the date when the Commitments have been utilized for Borrowings and (B) August 31, 2014.”

(b)	The definition of “Investment Grade Host Customer” is hereby added to Section 1.1 in its respective alphabetical order:

“‘Investment Grade Host Customer’ has the meaning given to such term in the Master Lease.”

(c)	The definition of “Master Lease” is hereby amended and restated in its entirety to read as follows:

“‘Master Lease’ means the Master Lease Agreement, dated as of [***], by and between the Borrower and the Lessee, [***], and as may be further amended from time to time.”

(d)	The definition of “Upsize Project” is hereby amended and restated in its entirety to read as follows:

“‘Upsize Project’ means a Project that is subject to the Master Lease and that is not a Funded Project as of September 1, 2014.”

Section 1.02 Amendment to Section 2.10(a). Section 2.10(a) of the Loan Agreement is hereby amended by replacing the reference to “$50,000,000” with “$58,000,000”.

Section 1.03 Amendment to Section 3.2(g). Section 3.2(g) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(g) Each Current Project shall be a Project subject to the Master Lease, and if any Current Project is a Commercial Project, then the commercial Host Customer met the Minimum Commercial Credit Standard as of the closing date of the applicable Lease Tranche under the Master Lease for such Current Project; provided, it shall not be a condition to a Borrowing that the commercial Host Customer meet the Minimum Commercial Credit Standard with respect to the Host Customer site being owner-

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

occupied and not leased, so long as (i) such Host Customer is an Investment Grade Host Customer and (ii) the term of the lease entered into by such Host Customer with respect to such site is the same or longer than such Host Customer’s Customer Agreement.”

Section 1.04 Amendment to Section 3.2(k). Section 3.2(k) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(k) (i) No more than $[***] of Borrowings have been made with respect to Residential Projects with Host Customers with a FICO® score of [***] and (ii) to the extent the Master Lease is amended, or waived to permit, [***] terms as described in clause (D) of the first proviso in Section 6.11(a), no Current Project for a Residential Project has a Customer Agreement with [***] terms.”

Section 1.05 Amendment to Section 4.1(z). Section 4.1(z) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(z) Project Credit Criteria. As of the closing date of the applicable Lease Tranche under the Master Lease for a Current Project, (a) if such Project is a Residential Project, the applicable Host Customer met the Minimum Residential Credit Standard and (b) if such Project is a Commercial Project, and unless the Lenders waived the condition precedent in Section 3.2(g) with respect to such Current Project, the applicable commercial Host Customer met the Minimum Commercial Credit Standard (not including, for purposes of this representation, the requirement that the Host Customer site is owner-occupied and not leased if (i) such Host Customer is an Investment Grade Host Customer and (ii) the term of the lease entered into by such Host Customer with respect to such site is the same or longer than such Host Customer’s Customer Agreement).”

Section 1.06 Amendment to Section 6.7(d). Section 6.7(d) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(d) so long as no Default or Event of Default has occurred and is continuing or would be caused thereby, to Member from Upsize Rents or any amounts distributable pursuant to Section 5.1(b)(vi) of the Depositary Agreement on any Scheduled Payment Date; and”.

ARTICLE II.

MISCELLANEOUS

Section 2.01 Amended Terms. On and after the Amendment Effective Date, all references to the Loan Agreement in each of the Financing Documents shall hereafter mean the Loan Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, all the terms and conditions of the Financing Documents are unaffected and shall continue to be in full force and effect according to their respective terms. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Lenders, the Joint Lead Arrangers or the Agents under the Loan Agreement or any other Financing Document.

Section 2.02 Reaffirmation of Obligations. Borrower hereby ratifies the Loan Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Loan Agreement applicable to it and (b) that it is responsible for the observance and full performance of its Obligations.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Section 2.03 Financing Document. This Amendment shall constitute a Financing Document under the terms of the Loan Agreement.

Section 2.04 Expenses. The Borrower agrees to reimburse the Agents for the Agents’ costs and out-of-pocket expenses incurred in connection with this Amendment, including the reasonable fees, out-of-pocket expenses and disbursements of Chadbourne & Parke LLP or any other counsel for the Agents, subject to the provisions of Section 10.4 of the Loan Agreement.

Section 2.05 Further Assurances. Borrower agrees to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

Section 2.06 Entirety. This Amendment and the other Financing Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof, including, for avoidance of doubt, the proviso contain in paragraph H of that certain Consent and Waiver, dated as of [***], among the Borrower, the Lenders, Joint Lead Arranger, the Administrative Agent and the Collateral Agent.

Section 2.07 Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment or any other document required to be delivered hereunder, by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. Without limiting the foregoing, upon the request of any party, such fax transmission or e-mail transmission shall be promptly followed by such manually executed counterpart.

Section 2.08 GOVERNING LAW.THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (NOT INCLUDING SUCH STATE’S CONFLIT OF LAWS PROVISIONS OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Section 2.09 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 2.10 Waiver of Jury Trial; Consent to Jurisdiction; Service of Process;. The waiver of jury trial, jurisdiction, and service of process provisions set forth in Sections 10.14 and 10.15 of the Loan Agreement are hereby incorporated by reference, mutatis mutandis.

Section 2.11 Instruction to Agents. By their execution and delivery of this Amendment, the Lenders consent to the amendments in Article I and hereby instruct the Administrative Agent and the Collateral Agent to execute this Amendment.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF the parties hereto have caused this Amendment No. 1 to Loan Agreement to be duly executed on the date first above written.

AU SOLAR 1, LLC,
as Borrower

By:	/s/ Robert Kelly
Name:	Robert Kelly
Title:	Chief Financial Officer

AMENDMENT NO. 1 TO LOAN AGREEMENT

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Administrative Agent, Collateral Agent and as a Lender

By:	/s/ Mikhail Faybusovich
Name:	Mikhail Faybusovich
Title:	Authorized Signatory

By:	/s/ Tyler R. Smith
Name:	Tyler R. Smith
Title:	Authorized Signatory

AMENDMENT NO. 1 TO LOAN AGREEMENT

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ING CAPITAL LLC,
as a Lender and Joint Lead Arranger

By:	/s/ Erwin Thomet
Name:	Erwin Thomet
Title:	Managing Director

By:	/s/ Thomas Cantello
Name:	Thomas Cantello
Title:	Director

RABOBANK, N.A, as a Lender and Joint Lead Arranger

By:	/s/ Gianluca Signorelli
Name:	Gianluca Signorelli
Title:	SVP, Renewable Energy Finance

By:	/s/ Nina Davies
Name:	Nina Davies
Title:	VP, Renewable Energy Finance

AMENDMENT NO. 1 TO LOAN AGREEMENT

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.